SCHEDULE 14A
                              (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              COMMSCOPE, INC.
---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

---------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

---------------------------------------------------------------------------

 2) Aggregate number of securities to which transaction applies:

---------------------------------------------------------------------------

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

---------------------------------------------------------------------------

 4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------

 5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

---------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
                               --------------------------------------------

    (2) Form, Schedule or Registration Statement No:
                                                     ----------------------

    (3) Filing Party:
                      -----------------------------------------------------

    (4) Date Filed:
                    -------------------------------------------------------

                               COMMSCOPE, INC.

                                                                 April 5, 1999

Dear Stockholder:

     You are cordially  invited to the Annual Meeting of Stockholders  (the
"Annual Meeting") of CommScope, Inc., a Delaware corporation (the "Company"), to be held on May 7, 1999 at 1:30 p.m., local time, at the Chase Manhattan Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     At the Annual Meeting we will review the Company's activities in 1998, as well as the outlook for 1999. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States. This year, if your shares are held in a participating bank or brokerage account, you may be eligible to vote over the Internet, or by telephone, as an alternative to mailing the traditional proxy card. Please see "Voting Electronically via the Internet or Telephone" in the Proxy Statement for further details.

     You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted by Internet or telephone.







                                          Sincerely,



                                          /s/ Frank M. Drendel
                                          --------------------------------
                                          Frank M. Drendel
                                          Chairman of the Board and
                                          Chief Executive Officer

                              COMMSCOPE, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc. (the "Company") will be held on May 7, 1999, at 1:30 p.m., local time, at the Chase Manhattan Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     The Annual Meeting will be conducted:

     1. To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

          Proposal One:       To elect  two  Class II  directors  for terms
                              ending  at  the  2002   Annual   Meeting   of
                              Stockholders; and

          Proposal Two:       To  ratify  the  appointment  by the Board of
                              Directors of the Company of Deloitte & Touche
                              LLP as independent auditor for the Company for the 1999 fiscal year.

          2. To transact such other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on March 23, 1999 will be entitled to notice of and to vote at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/ Frank B. Wyatt, II
                                       -----------------------------------
                                       Frank B. Wyatt, II
                                       Secretary

April 5, 1999

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ELECTED TO RECEIVE THE 1999 PROXY STATEMENT AND 1998 ANNUAL REPORT ELECTRONICALLY OVER THE INTERNET YOU WILL NOT RECEIVE A PAPER PROXY AND YOU SHOULD VOTE ONLINE, UNLESS YOU CANCEL YOUR ENROLLMENT. IF YOUR SHARES ARE HELD IN A PARTICIPATING BANK OR BROKERAGE ACCOUNT AND YOU DID NOT ELECT TO RECEIVE MATERIALS THROUGH THE INTERNET, YOU MAY BE ELIGIBLE TO VOTE YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. PLEASE SEE "VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE" IN THE PROXY STATEMENT FOR FURTHER DETAILS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                              COMMSCOPE, INC.

                        1375 LENOIR-RHYNE BOULEVARD
                       HICKORY, NORTH CAROLINA 28601

                             ------------------


                              PROXY STATEMENT

     This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 7, 1999 at 1:30 p.m., local time, at the Chase Manhattan Bank, 270 Park Avenue - 11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: Proposal One: To elect two Class II directors for terms ending at the 2002 Annual Meeting of Stockholders; and Proposal
Two: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1999 fiscal year.

     The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

     The Board of Directors of the Company has fixed the close of business on March 23, 1999 (the "Annual Meeting Record Date") as the record date for determining the holders of outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 50,509,737 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed or sent electronically to each stockholder entitled to vote at the Annual Meeting on or about April 5, 1999.

     Effective July 28, 1997, the Company was spun-off (the "Spin-off") from its parent company, General Instrument Corporation (the "Distributing Company"), through a distribution of the Company's shares to the then stockholders of the Distributing Company. Upon the Spin-off, the Distributing Company changed its corporate name to General Semiconductor, Inc. On February 2, 1998, NextLevel Systems, Inc. (which was also spun-off from the Distributing Company) changed its name to General Instrument Corporation.

                      VOTING AND REVOCATION OF PROXIES

     VOTING

     Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

     The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, present in person or represented by proxy, is required to approve Proposal Two.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of the holders of a majority of the shares entitled to vote on a proposal and present at the Annual Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter (other than the election of directors) and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s).

     In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the
Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

     VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE

     Stockholders whose shares are registered in the name of a bank or brokerage and who elected to receive the Company's 1998 Annual Report and this Proxy Statement over the Internet will be receiving an email on or about April 5, 1999 with information on how to access stockholder information and instructions for voting. If your shares are registered in the name of a participating bank or brokerage firm and you have not elected to receive the Company's 1998 Annual Report and this Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A number of banks and brokerage firms are participating in the ADP Shareholder Preference Database program. This program provides eligible stockholders who receive a paper copy of a company's annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

     REVOCATION

     Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice of revocation to the Secretary of the Company or by executing a later-dated proxy. In addition, voting by telephone, Internet or mail will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                    PROPOSAL ONE: ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of six directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the 2001 Annual Meeting of Stockholders; two Class II Directors, whose terms expire at the Annual Meeting; and two Class III Directors, whose terms expire at the 2000 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are presently serving as directors of the Company and have served since the Spin-off. Information concerning the nominees for director is set forth below.


NOMINEES FOR TERMS ENDING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

     EDWARD D. BREEN, age 43, is Chairman and Chief Executive Officer of General Instrument Corporation ("GI"). He has served in such capacity since December 1997, after having served as Acting Chief Executive Officer and President of GI since October 1997. He was President of the Distributing Company's Broadband Networks Group from February 1996 and Vice President of the Distributing Company from November 1994 until the Spin-off. He continued in such positions for GI through October 1997. He was Executive Vice President, Terrestrial Systems of the Distributing Company, from October 1994 to January 1996 and Senior Vice President of Sales of the Distributing Company from June 1988 to October 1994.

     JAMES N. WHITSON, age 64, has served and continues to serve as a director of Sammons Enterprises, Inc. ("SEI"), a privately-owned company engaged in life insurance, industrial and oil field distribution, equipment sales and rentals, and bottled water, since 1973, and as Executive Vice President and Chief Operating Officer of SEI from 1989 until March 1998 when he retired. He is a director/trustee of the Seligman Group of Investment Companies and a director of C-SPAN.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES WILL BE VOTED "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                         MANAGEMENT OF THE COMPANY


BOARD OF DIRECTORS OF THE COMPANY

     The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom has served since the Spin-off (other than Mr. Faircloth, who has served since February 11, 1999).

NAME, AGE AND CURRENT                TERM
PRINCIPAL OCCUPATION                EXPIRES               INFORMATION
-------------------------------- ----------  -----------------------------------

Edward D. Breen, 43                 1999     Edward  D.  Breen is  Chairman  and
  Chairman and Chief Executive               Chief  Executive  Officer of GI. He
  Officer of General Instrument              has served in such  capacity  since
  Corporation                                December 1997,  after having served
                                             as Acting Chief  Executive  Officer
                                             and  President of GI since  October
                                             1997.   He  was  President  of  the
                                             Distributing   Company's  Broadband
                                             Networks  Group from  February 1996
                                             and   Vice    President    of   the
                                             Distributing  Company from November
                                             1994   until   the   Spin-off.   He
                                             continued in such  positions for GI
                                             through   October   1997.   He  was
                                             Executive      Vice      President,
                                             Terrestrial    Systems    of    the
                                             Distributing  Company, from October
                                             1994 to  January  1996  and  Senior
                                             Vice  President  of  Sales  of  the
                                             Distributing   Company   from  June
                                             1988 to October 1994.

Frank M. Drendel, 54                2000     Frank M. Drendel has been  Chairman
  Chairman and Chief                         and Chief Executive  Officer of the
  Executive Officer                          Company  since  the  Spin-off.   He
  of the Company                             served  as a  director  of  General
                                             Instrument      Corporation      of
                                             Delaware,  Inc. ("GI Delaware"),  a
                                             subsidiary   of  the   Distributing
                                             Company,  and its predecessors from
                                             1987 to  1992,  and was a  director
                                             of the  Distributing  Company  from
                                             1992  until  the  Spin-off.  He has
                                             served as  President  and  Chairman
                                             of   CommScope,   Inc.   of   North
                                             Carolina      ("CommScope     NC"),
                                             currently  a   subsidiary   of  the
                                             Company,  from  1986 to  1997,  and
                                             Chief    Executive    Officer    of
                                             CommScope  NC since  1976.  He is a
                                             director     of     GI,      Nextel
                                             Communications,  Inc.,  C-SPAN  and
                                             the   National   Cable   Television
                                             Association.

Duncan M. ("Lauch")                 2000     Duncan M.  ("Lauch")  Faircloth has
  Faircloth, 71                              spent  approximately  50 years, and
  Private Investor,                          continues  to  spend  time,  in the
  Former U.S. Senator                        private  business  sector  building
                                             several  businesses in agriculture,
                                             construction,   real   estate   and
                                             automobile   dealerships.   He   is
                                             also    a     long-time     private
                                             investor.   Mr.   Faircloth  was  a
                                             United  States  Senator  from  1993
                                             through  January  1999.  He  served
                                             on   the   Senate    Appropriations
                                             Committee,   the  Banking,  Housing
                                             and  Urban  Affairs  Committee  and
                                             the Small  Business  Committee.  He
                                             was    the    chairman    of    two
                                             subcommittees - the  Appropriations
                                             Subcommittee  on  the  District  of
                                             Columbia     and    the     Banking
                                             Subcommittee      on      Financial
                                             Institutions     and     Regulatory
                                             Relief.  Mr.  Faircloth also served
                                             as Chairman  of the North  Carolina
                                             Highway  Commission  from  1969  to
                                             1973  and  Secretary  of the  North
                                             Carolina   Department  of  Commerce
                                             from 1977 to 1983.

Boyd L. George, 57                  2001     Boyd L.  George is  Chairman of the
   Chairman of the Board                     Board and Chief  Executive  Officer
   and Chief Executive                       of Alex Lee, Inc.  (subsidiaries of
   Officer of Alex Lee, Inc.                 Alex Lee, Inc.  include:  Merchants
                                             Distributors,   Inc.,  a  wholesale
                                             food distributor;  Institution Food
                                             House,  a foodservice  distributor;
                                             and  Lowes  Food  Stores,  Inc.,  a
                                             retail  operation).  Mr. George has
                                             been  Chairman and Chief  Executive
                                             Officer  of Alex  Lee,  Inc.  since
                                             the  company  was  founded  in 1992
                                             and served as  President  from 1992
                                             to  1995.   Mr.   George  joined  a
                                             subsidiary  of Alex  Lee,  Inc.  in
                                             1969 and has served,  and continues
                                             to  serve,  in  various  positions,
                                             including    Chairman   and   Chief
                                             Executive    Officer    for    such
                                             subsidiary.

George N. Hutton, Jr., 69           2001     George  N.  Hutton,  Jr. is and has
   Private Investor                          been a  private  investor  for more
                                             than  10  years.  He  is  a  former
                                             director of Sprint  Corporation and
                                             of M/A Com Inc.

James N. Whitson, 64                1999     James N.  Whitson  has  served  and
   Director of various                       continues  to serve  as a  director
   organizations                             of SEI, a  privately-owned  company
                                             engaged    in    life    insurance,
                                             industrial     and    oil     field
                                             distribution,  equipment  sales and
                                             rentals,  and bottled water,  since
                                             1973,   and   as   Executive   Vice
                                             President   and   Chief   Operating
                                             Officer  of  SEI  from  1989  until
                                             March  1998,  when he  retired.  He
                                             is  a   director/trustee   of   the
                                             Seligman    Group   of   Investment
                                             Companies and a director of C-SPAN.

COMPENSATION OF DIRECTORS

     Employee directors do not receive additional compensation for serving on the Company's Board of Directors. Nonemployee directors receive an annual retainer of $25,000, and committee chairmen receive an additional $5,000 retainer. The nonemployee directors' remuneration is paid quarterly unless payment is deferred. In addition, each nonemployee director, upon initial election to the Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. If a director remains in office, a similar option is granted every three years.


COMMITTEES OF THE BOARD OF DIRECTORS - BOARD MEETINGS

     The Board of Directors of the Company held 6 meetings in 1998. All incumbent directors attended all of the meetings of the Board of Directors and of the Board Committees on which they served, except that Mr. Breen missed one Board meeting and one Board Committee meeting held on the same day in 1998.

     The Company has Audit, Compensation and Executive Committees of the Board of Directors. Members of the Audit and Compensation Committees are not employees of the Company. The Company has no nominating or similar committee.

     AUDIT COMMITTEE. The Audit Committee's principal functions are to review the scope of the annual audit of the Company by its independent auditors, review the annual financial statements of the Company and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year and review any non-audit fees paid to the independent auditors. The members of the Audit Committee are the following nonemployee directors: Mr. Whitson, Chairman, Mr. Breen and Mr. George. The Audit Committee held 3 meetings in 1998.

     COMPENSATION COMMITTEE. The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends option grants or awards under these plans. In addition, the Compensation Committee makes recommendations to the Company's Board of Directors with respect to the compensation of the Chief Executive Officer and determines the compensation of the other senior executives. The Compensation Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are the following nonemployee directors: Mr. Hutton, Chairman, and Mr. Whitson. The Compensation Committee held 5 meetings in 1998.

     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Mr. Drendel, Chairman, Mr. Breen and Mr. George. The Executive Committee held 2 meetings in 1998.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Frank M. Drendel, Chairman and Chief Executive Officer of the Company, is the owner of FMD Autocars Ltd. In 1998, the Company leased an aircraft from FMD Autocars Ltd. for an aggregate of approximately $85,000, including certain reimbursable expenses associated with such aircraft usage. Mr.
Drendel  also  had  a  substantial   equity   interest  in  Wood  Composite
Technologies, LLC. During 1998, the Company purchased plastic recyclable reels from Wood Composite Technologies, LLC for an aggregate payment of approximately $650,000. Furthermore, Mr. Drendel is a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communication services. In 1998, Nextel Communications, Inc. purchased products from the Company for an aggregate amount representing less than 1.5% of the Company's total sales. The Company believes the terms of all of these transactions are no less favorable to the Company than the terms which could be obtained from unrelated third parties.

     Boyd L. George, a director of the Company, is Chairman and Chief Executive Officer of Alex Lee, Inc., the parent of Lowes Food Stores, Inc. In 1998, the Company purchased holiday gift certificates for all of its North Carolina area employees (as an employee benefit) from Lowes Foods Stores, Inc. for an aggregate payment of approximately $63,000. The Company believes that the terms of this transaction were no less favorable to the Company than the terms which could be obtained from an unrelated third party.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that, during the year ended December 31, 1998, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.


EXECUTIVE OFFICER COMPENSATION

     SUMMARY OF COMPENSATION. The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company.


                         SUMMARY COMPENSATION TABLE

                                          Annual Compensation(a)              Long-Term Compensation
                                          ----------------------                      Awards
                                                                               ----------------------
                                                                            Securities
                                                                            Underlying       All Other
  Name and Principal Position     Year      Base Salary          Bonus      Options(#)(b)    Compensation
  ---------------------------     ----      -----------          -----      -------------    ------------

FRANK M. DRENDEL.............      1998     $   475,008      $  316,999        101,800       $  19,558(c)
  CHAIRMAN AND CHIEF               1997         431,680            --          303,337          14,707
  EXECUTIVE OFFICER                1996         410,016          93,275         43,558          17,796

BRIAN D. GARRETT.............      1998     $   285,000      $  175,566         50,040       $  17,088(c)
  PRESIDENT AND CHIEF              1997         202,780            --          150,011          14,630
  OPERATING OFFICER                1996         169,842          37,866           --            16,603

JEARLD L. LEONHARDT..........      1998     $   225,000      $  138,605         50,040       $  17,884(c)
  EXECUTIVE VICE                   1997         200,600            --          112,510          13,079
  PRESIDENT AND  CHIEF             1996         185,025          51,224           --            17,198
  FINANCIAL OFFICER

GENE W. SWITHENBANK..........      1998     $   199,992      $  112,937         27,100       $  18,033(c)
  EXECUTIVE VICE                   1997         166,664            --           78,668          12,927
  PRESIDENT,                       1996         142,584          37,129           --            13,762
  SALES AND MARKETING

FRANK J. LOGAN...............      1998     $   199,992      $  103,697         27,100       $  18,033(c)
  EXECUTIVE VICE                   1997         166,664            --           78,959          13,886
  PRESIDENT,                       1996         143,898          37,471           --            15,113
  INTERNATIONAL

-------------------------

(a) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(b) Reflects the number of shares of Common Stock underlying options granted.

(c) Amounts for 1998 reflect (i) the matching contribution under the CommScope, Inc. of North Carolina Employees Profit Sharing and Savings Plan (the "Savings Plan") in the amount of $3,388, $1,538, $2,528, $2,758 and $2,758 for 1998 on behalf of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, respectively (including 1997 contribution adjustments made in 1998), (ii) the allocation of $11,507, $11,507, $11,507, $11,507 and $11,507 to the account of
     Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, respectively, under the Savings Plan for 1998, (iii) payment by the Company in 1998 of premiums of $1,543, $923, $729, $648 and $648 for term life insurance on behalf of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, respectively and (iv) payment by the Company in 1998 of cash amounts in lieu of allocations to their respective Savings Plan accounts of $3,120, $3,120, $3,120, $3,120 and $3,120 on behalf of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, respectively.

     STOCK OPTIONS

     GRANT OF OPTIONS. The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 1998 to the executives listed in the Summary Compensation Table.


                     OPTION GRANTS IN LAST FISCAL YEAR
                                                                                            POTENTIAL REALIZABLE VALUE
                                                                                             AT ASSUMED ANNUAL RATES
                                                                                                 OF STOCK PRICE
                                                                                             APPRECIATION FOR OPTION
                                                  INDIVIDUAL GRANTS                                 TERM(A)
                            -------------------------------------------------------------   -------------------------
                             NUMBER OF      PERCENT OF TOTAL
                             SECURITIES        OPTIONS
                             UNDERLYING       GRANTED TO
                             OPTIONS        EMPLOYEES IN      EXERCISE PRICE   EXPIRATION
       NAME                  GRANTED(#)(b)   FISCAL YEAR         ($/Sh)           DATE         5%($)       10%($)
--------------------------  --------------  ----------------  --------------   ----------   ---------   ------------

Frank M. Drendel........       101,800          8.6             $15.1875        12/17/08     $972,326    $2,464,066
Brian D. Garrett........        50,040          4.2             $15.1875        12/17/08     $477,949    $1,211,217
Jearld L. Leonhardt.....        50,040          4.2             $15.1875        12/17/08     $477,949    $1,211,217
Gene W. Swithenbank.....        27,100          2.3             $15.1875        12/17/08     $258,841    $  655,954
Frank J. Logan..........        27,100          2.3             $15.1875        12/17/08     $258,841    $  655,954

----------------------------

(a) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Commission and do not represent the Company's estimate of stock price appreciation.

(b) Represents options granted under the 1997 Amended and Restated CommScope, Inc. Long-Term Incentive Plan (the "1997 LTIP"). These options become exercisable with respect to one-quarter of the shares covered thereby on December 17, 1999, 2000, 2001 and 2002. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.


   AGGREGATED OPTION EXERCISES AND YEAR-END VALUE. The following table sets forth as of December 31, 1998, for each of the executives listed in the Summary Compensation Table (i) the total number of unexercised options for Common Stock (exercisable and unexercisable) held and (ii) the value of such options which were in-the-money at December 31, 1998 (based on the difference between the closing price of Common Stock at December 31, 1998 and the exercise price of the option on such date).


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                        UNEXERCISED STOCK OPTIONS AT     IN-THE-MONEY STOCK OPTIONS
                                                             FISCAL YEAR-END(#)           AT FISCAL YEAR-END($)(A)
                                                        ------------------------------ ------------------------------

                               SHARES
                             ACQUIRED ON     VALUE
      NAME                   EXERCISE(#)   REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
--------------------------- ------------  ------------  --------------  --------------   ------------   -------------

Frank M. Drendel.........        --           --           263,528         287,708        $1,011,785        $999,990
Brian D. Garrett.........        --           --           103,954         148,730           434,623         495,000
Jearld L. Leonhardt......        --           --            96,263         123,729           440,098         413,171
Gene W. Swithenbank......        --           --            53,204          79,608           246,373         278,515
Frank J. Logan...........        --           --            68,484          78,775           310,007         275,124

-----------------------

(a) Based on the difference between the closing price of $16.8125 per share at December 31, 1998, as reported on the NYSE Composite Tape and the exercise price of the option on such date.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan (the "SERP") is maintained for the benefit of certain executives of the Company and its subsidiaries. The SERP provides for the payment of a monthly retirement (or early retirement) benefit to participants who retire from the Company on or after age 65 (or, for early retirement benefits, on or after age 55 with ten years of service). All individuals who were participants in the SERP on August 22, 1990, including Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, are fully vested in their benefits under the SERP and, thus, could retire prior to attaining age 65 (or age 55 in the case of early retirement) and receive a deferred benefit.

     The benefits provided under the SERP are payable over 15 years and are equal to a specified percentage, which does not exceed 50%, of the participant's highest consecutive 12 months of base salary during the participant's final 60 months of employment. Early retirement benefits are subject to actuarial reductions. Based on compensation earned for the calendar year which ended December 31, 1998, the estimated annual benefits payable to Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan on or after attaining age 65 are $158,336, $95,000, $75,000, $66,664, and
$66,664, respectively.

     Pursuant to the terms of the SERP, in the event of a change in control of the Company (as defined in the SERP), each participant employed by the Company immediately prior to the change in control shall become immediately and fully vested in their pension benefits payable upon retirement.


     EMPLOYMENT AGREEMENTS

     In November 1988, Frank M. Drendel entered into an employment agreement (the "Agreement") with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.


     SEVERANCE PROTECTION AND SEPARATION AGREEMENTS

     The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements have a two-year term which is automatically extended for one year upon the first anniversary of the agreement and every anniversary thereafter unless notification is given to either the Company or the executive.

     The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months of a Change in Control (as defined in the agreement) of the Company if such termination is (i) for any reason other than by the Company for cause or disability or by reason of the executive's death or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the highest bonus that would be payable to the executive in the year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a pro rata bonus (calculated up to the executive's termination date). The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers (in each case, a "Continuation Period"). If, at the end of the Continuation Period, the executive is not employed by another employer (including self-employment), the executive will receive for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive's base amount and the executive's bonus amount. The executive will also receive limited reimbursement for out placement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any severance plan or any other plan, agreement or arrangement of the Company or any of its affiliates. If the executive's employment is terminated without cause (i) within six months prior to a Change in Control or (ii) prior to the date of a Change in Control but (A) at the request of a third party who effectuates a Change in Control or (B) otherwise in connection with, or in anticipation of, a threatened Change in Control which actually occurs, such termination shall be deemed to have occurred after the Change in Control.

     If the executive's employment is terminated by the Company for cause or disability, by reason of the executive's death or by the executive other than for Good Reason, the Company shall pay to the executive his accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive's death, the executive will receive a pro rata bonus in addition to accrued compensation.

     The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.


     OTHER CHANGE IN CONTROL ARRANGEMENTS

     Following is a brief  description of the change in control  provisions
included  in  each  of  the  Company's  employee   compensation  plans  and
arrangements.

     ANNUAL INCENTIVE PLAN. The CommScope, Inc. Annual Incentive Plan (the "Annual Incentive Plan") is the Company's annual cash bonus incentive plan for the Chief Executive Officer and certain other key employees. In the event of a change in control of the Company (as defined in the Annual Incentive Plan), within 60 days thereafter, the Company will pay to each participant in the Annual Incentive Plan immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) a pro rata portion of his or her bonus award assuming that all performance percentages are 100%.

     DEFERRED COMPENSATION PLAN. The CommScope, Inc. of North Carolina Deferred Compensation Plan (the "Deferred Compensation Plan") allows a select group of management or highly compensated employees to defer a percentage of compensation or a specified dollar amount each year; up to 50% of base salary and 100% of bonus earned. Amounts deferred are payable in a lump sum or in annual installments pursuant to the terms of an irrevocable election made by the participant or earlier upon termination of the participant's employment.

     Upon a change in control of the Company (as defined in the Deferred Compensation Plan), the Deferred Compensation Plan will terminate and each participant will be paid his or her entire deferred account balance in a single lump sum.

     1997 LTIP. The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, phantom stock, director shares and tandem awards to employees, officers, and directors of the Company and its subsidiaries. The Compensation Committee selects those individuals to whom options and awards will be granted, and determines the type, size and other terms and conditions of such options and awards, including the vesting provisions and/or restrictions relating to such awards. Pursuant to the terms of the 1997 LTIP and subject to an optionee's rights under his or her option or award agreement, in the event of a change in control of the Company (as defined in the 1997 LTIP), all stock options granted pursuant to the 1997 LTIP will become immediately and fully exercisable.


     COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, determines the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company's overall compensation policies, administers and grants awards under the 1997 LTIP and administers the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

     In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership,
(ii) base salary and (iii) annual bonus.

     STOCK OWNERSHIP. The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a broad and deep stock option program.

     In 1998 the Board of Directors and stockholders approved the 1997 LTIP, including amendments thereto. The amendment and restatement of the 1997 LTIP, among other things, increased the number of shares of Common Stock available for grant under the plan by 2.4 million shares. Prior to the amendment and restatement of the 1997 LTIP, as of March 5, 1998, only approximately 524,350 shares of Common Stock were available for future grant. During 1998, the Company awarded options to purchase an aggregate of approximately 352,380 shares of Common Stock to 9 executive officers (including executive officers named in the Summary Compensation Table). The exercise price of each of these options as of the date of grant was the closing market price per share of Common Stock on the date of grant.

     Management recommends to the Compensation Committee those executive officers and other significant employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company.

     To  encourage  key  employees  to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and are not exercisable until one year after the date of grant. It is expected that future awards under the 1997 LTIP will be made periodically in furtherance of goals described above.

     BASE SALARY. The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

     During 1998, only 2 of the 9 executive officers (including executive officers named in the Summary Compensation Table) received base salary increases, effective September 1, 1998. The Committee based the increases upon each officer's individual services rendered, level and scope of responsibility and experience. The Committee also took into account the relationship of the compensation of such officers to the compensation of officers occupying comparable positions in other organizations.

     ANNUAL INCENTIVE BONUS. The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company. In addition, awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer's achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership.

     Under the Annual Incentive Plan, in 1998 management recommended, and the Compensation Committee established, for each executive officer a bonus target percentage of that officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. The target award percentage for executive officers (other than the Chief Executive Officer) for 1998 ranged from 30% to 60%. The target award percentage for the Chief Executive Officer was 65%. Because the Company's performance target for 1998 earnings per share basic was achieved, in 1999 bonus awards equal to 102.67% of each officers target award were paid with respect to performance in 1998 (see "Summary Compensation Table - Bonus").

     CHIEF EXECUTIVE OFFICER COMPENSATION. Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since July 1997. In 1998, the Board of Directors of the Company continued Mr. Drendel's existing annual salary rate of $475,000 and target bonus percentage under the

Annual Incentive Plan of 65%. On December 17, 1998, Mr. Drendel was granted an option to purchase 101,800 shares of Common Stock with a per share exercise price of $15.1875, the closing market price of the Common Stock on the date of the grant.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

     The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter can qualify as "performance-based compensation" and would be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer qualify as "performance-based" compensation and, if so qualified, would be deductible. No executive officer's compensation in 1998 exceeded $1 million. It is not expected that any executive officer's compensation will be non-deductible in 1999 by reason of the application of Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

GEORGE N. HUTTON, JR., CHAIRMAN
JAMES N. WHITSON

                             PERFORMANCE GRAPH


     The following graph compares cumulative total return on $100 invested on July 28, 1997, the first day the Common Stock began trading after the Spin-off, in each of the Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's 600 Communication Equipment Index. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below does not include "when-issued" trading prior to the Spin-off and is not necessarily indicative of future price performance.

                    COMPARISON OF QUARTERLY CUMULATIVE
                      TOTAL RETURN OF COMMSCOPE, THE
                        S&P 500 INDEX, AND THE S&P
                         600 COMMUNICATION INDEX*

                    [QUARTERLY PERFORMANCE LINE GRAPH]

                         28 Jul 97     Sep 97     Dec 97     Mar 98     Jun 98     Sep 98     Dec 98
                         ---------     ------     ------     ------     ------     ------     ------
CommScope                   100         88.21      88.62      93.90     105.29      75.21     109.35
S&P 600 Communication
 Equipment Index            100        116.74      90.22     102.37      82.30      59.91      74.18
S&P 500 Index               100        100.58     103.47     117.90     121.79     109.68     133.04

* $100 Invested on July 28, 1997 - including reinvestment of dividends.


                    BENEFICIAL OWNERSHIP OF COMMON STOCK


     The table below sets forth information as to the beneficial ownership of Common Stock as of March 23, 1999 (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock.



                                      Shares of Common             % of Shares Outstanding
             Name                 Stock Beneficially Owned(1)          Beneficially Owned
      ----------------            ---------------------------      ------------------------

Brinson Partners, Inc.(2)                   4,189,110                         8.3
J.P. Morgan & Co. Incorporated(3)           2,532,065                         5.0
Cramer Rosenthal McGylnn, LLC(4)            2,536,938                         5.0
Edward D. Breen(5)                              8,540                          *
Frank M. Drendel(6)(12)                       663,189                         1.3
Duncan M. Faircloth                             1,000                          *
Brian D. Garrett(7)(12)                       155,829                          *
Boyd L. George(8)                              16,666                          *
George N. Hutton, Jr.                           7,999                          *
Jearld L. Leonhardt(9)(12)                    144,520                          *
Frank J. Logan(10)(12)                         91,464                          *
Gene W. Swithenbank(11)(12)                    82,411                          *
James N. Whitson                                7,666                          *
All current directors and
  executive officers of the
  Company as a group
  (14 persons)(13)                          1,381,348                         2.7

---------------------

* The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 23, 1999. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 23, 1999 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the 1997 LTIP.

(2) This information is obtained from a Schedule 13G, dated February 3, 1999, filed with the Commission by Brinson Partners, Inc. ("BPI") and UBS AG ("UBS AG"). The Schedule 13G states that: BPI is a registered investment advisor and an indirect wholly-owned subsidiary of UBS AG, and that UBS AG is reporting indirect beneficial ownership of holdings by reason of its ownership of BPI and intermediate holding companies. Each of BPI and UBS AG reports beneficial ownership of 4,189,110 shares of Common Stock and shared voting power and shared dispositive power with respect to all of such shares. Both BPI and UBS AG disclaim beneficial ownership of such shares. BPI's principal business office is located at 209 South LaSalle, Chicago, Illinois 60604-1295. UBS AG's principal business office is located at Bahnhofstrasse 45, 8021, Zurich, Switzerland.

(3) This information is obtained from a Schedule 13G, dated February 22, 1999 filed with the Commission by J.P. Morgan & Co. Incorporated ("J.P. Morgan"). J.P. Morgan reports beneficial ownership of 2,532,065 shares of Common Stock. J.P. Morgan reports sole power to vote with respect to 2,289,406 shares and sole dispositive power with respect to 2,532,065

                                     16

     shares of Common Stock. J.P. Morgan's principal business office is located at 60 Wall Street, New York, New York 10260.

(4) This information is obtained from a Schedule 13G, dated March 16, 1999, filed with the Commission by Cramer Rosenthal McGlynn, LLC ("Cramer"). Cramer reports beneficial ownership of 2,536,938 shares of Common Stock and shared voting power and shared dispositive power with respect to all of such shares. The Schedule 13G states that Cramer is a registered investment advisor. Cramer's principal business office is located at 707 Westchester Avenue, White Plains, New York 10604.

(5) Includes 847 shares of Common Stock which were held by the trustee of the General Instrument Corporation Savings Plan and were allocated to the account of Mr. Breen as of February 26, 1999.

(6) Includes 313,738 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 23, 1999. Also includes 100 shares held by a child of Frank M. Drendel and 100 shares held by the spouse of Frank M. Drendel.

(7) Includes 118,757 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 23, 1999.

(8) Includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.

(9) Includes 112,899 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 23, 1999. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.

(10) Includes 81,237 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 23, 1999.

(11) Includes 65,859 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 23, 1999.

(12) Includes the number of shares of Common Stock which were held by the trustee of the Savings Plan and were allocated to the individual's respective account under the Savings Plan as of February 28, 1999 as follows: Frank M. Drendel, 501 shares; Brian D. Garrett, 464 shares; Jearld L. Leonhardt, 1,172 shares; Frank J. Logan, 460 shares; and Gene W. Swithenbank, 2,786 shares.

(13) Includes 893,897 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 23, 1999. Includes an aggregate of 11,271 shares of Common Stock which were held by the trustees of the Savings Plan and were allocated to the current officers' respective accounts under the Savings Plan as of February 28, 1999. Also includes 847 shares of Common Stock which were held by the trustee of the General Instrument Corporation Savings Plan and were allocated to the account of Edward D. Breen under the General Instrument Corporation Savings Plan as of February 26, 1999.

            PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 1999 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company's independent auditor since July 1997, and was the independent auditor of the Distributing Company from 1991 until the Spin-off. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

     Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Board of Directors in determining whether to continue with the services of Deloitte & Touche LLP.

        STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2000 ANNUAL MEETING

     Stockholders who intend to present proposals at the 2000 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, CommScope, Inc., 1375 Lenoir-Rhyne Boulevard, Hickory, North Carolina 28601, and such notice must be received no later than November 20, 1999. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 2000 Annual Meeting of Stockholders.

     In addition, under the Company's By-laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at the Annual Meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder's notice must contain the specific information required by the Company's By-laws. A copy of the Company's By-laws, which describes the advance notice procedures, can be obtained from the Secretary of the Company.

                          SOLICITATION OF PROXIES

     Proxies will be solicited electronically, by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a fee of $5,500 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

                               OTHER MATTERS

     The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1375 Lenoir-Rhyne Boulevard, Hickory, North Carolina 28601, Attention: Investor Relations.


                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          /s/ Frank B. Wyatt, II
                                          --------------------------------
                                          Frank B. Wyatt, II
                                          Secretary


Dated:  April 5, 1999
Hickory, North Carolina

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 7, 1999



The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the "Trustee") of the CommScope, Inc. of North Carolina Employees Profit Sharing and Savings Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 7, 1999 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 5, 1999.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                      SEE REVERSE
                                                        SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One and Two.

PROPOSAL ONE:     To elect two Class II directors for terms ending at the
                  2002 Annual Meeting of Stockholders.

FOR all nominees listed below /    /            WITHHOLD AUTHORITY      /    /
                              ----                                      ----
(except as marked to the contrary)              to vote for all nominees
                                                listed below

Nominees:   Edward D. Breen, James N. Whitson.

INSTRUCTION:      TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                  LINE THROUGH THE NOMINEE'S NAME.


PROPOSAL TWO:     To ratify the  appointment  by the Board of Directors of the
                  Company of Deloitte & Touche LLP as independent auditor for the Company for the 1999 fiscal year.


      FOR   /    /            AGAINST     /    /            ABSTAIN     /    /
            ----                          ----                          ----


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):                           Date:
             --------------------------      ------------------------------
Signature(s):                           Date:
             --------------------------      ------------------------------

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 7, 1999



The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 7, 1999 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 5, 1999. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                      SEE REVERSE
                                                        SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One and Two.

PROPOSAL ONE:     To elect two Class II directors for terms ending at the
                  2002 Annual Meeting of Stockholders.

FOR all nominees listed below /    /            WITHHOLD AUTHORITY      /    /
                              ----                                      ----
(except as marked to the contrary)              to vote for all nominees
                                                listed below

Nominees:   Edward D. Breen, James N. Whitson.

INSTRUCTION:      TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                  LINE THROUGH THE NOMINEE'S NAME.


PROPOSAL TWO:     To ratify the  appointment  by the Board of Directors of the
                  Company of Deloitte & Touche LLP as independent auditor for the Company for the 1999 fiscal year.


      FOR   /    /            AGAINST     /    /            ABSTAIN     /    /
            ----                          ----                          ----


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):                           Date:
             -------------------------       ---------------------
Signature(s):                           Date:
             -------------------------       ---------------------